                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-04760

                              SCUDDER ADVISOR FUNDS
                              ---------------------
               (Exact Name of Registrant as Specified in Charter)

                   One South Street, Baltimore, Maryland 21202
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Micro Cap Fund

Annual Report to Shareholders

September 30, 2003

Contents

<Click Here> Portfolio Management Review

Scudder Mid Cap Fund

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent
Auditors

Scudder Small Cap Fund

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent
Auditors

Scudder Micro Cap Fund

<Click Here> Performance Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent
Auditors

<Click Here> Trustees and Officers

<Click Here> Account Management
Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio Management Review

Scudder Mid, Small and Micro Cap Funds: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Mid, Small and Micro Cap Funds. DeAM, Inc. provides a full range of investment advisory services to institutional and retail clients. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeAM, Inc. is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Audrey M.T. Jones, CFA

Managing Director of Deutsche Asset Management and Lead Manager of each fund.

• Joined Deutsche Asset Management in 1986 and each fund at its inception.

• 31 years of investment industry experience.

• BBA from Pace University Lubin School of Business.

Doris R. Klug, CFA

Director of Deutsche Asset Management and Manager of each fund.

• Joined Deutsche Asset Management in 2000.

• Vice President of Mutual of America from 1993 to 2000.

• 22 years of financial industry experience.

• MBA from New York University Stern School of Business.

Bob Grandhi, CFA

Director of Deutsche Asset Management and Manager of each fund.

• Joined Deutsche Asset Management in 2001.

• Portfolio manager at Monument Funds Group and Daiwa Securities from 2000 to 2001 and 1990 to 2000, respectively.

• 26 years of financial industry experience.

• MBA from Illinois Institute of Technology.

Samuel A. Dedio

Director of Deutsche Asset Management and Manager of each fund.

• Joined Deutsche Asset Management in 1999 after eight years of experience, formerly serving as analyst at Ernst & Young, LLP, Evergreen Asset Management and Standard & Poor's Corp.

• Portfolio manager for US small- and mid-cap equity and senior small cap analyst for technology.

• MS, American University.

• Joined the funds in 2002.

In the following interview, Portfolio Managers Audrey M.T. Jones, Doris R. Klug and Bob Grandhi discuss the three funds' strategies and the market environment during the 12-month period ended September 30, 2003.

Q: How did Scudder Micro Cap Fund, Scudder Small Cap Fund and Scudder Mid Cap Fund perform for their fiscal year?

A: Each of the three funds underperformed its index benchmark and peer group for the 12 months ended September 30, 2003. Scudder Micro Cap Fund produced a total return of 32.84% and Scudder Small Cap Fund produced a total return of 19.06% (for both, Class A shares unadjusted for sales charge) for the annual period, as compared with 36.50% for the Russell 2000 Index. Scudder Mid Cap Fund produced a total return of 23.09% (Class A shares unadjusted for sales charge) for the annual period, as compared with 26.81% for the Standard & Poor's (S&P) MidCap 400 Index. The Lipper Small-Cap Growth Funds category average return was 34.06% for the 12-month period and the Lipper Mid-Cap Growth Funds category average return was 27.72%.1 (Please see the Performance Summary that begins on page 15 (Mid Cap), page 42 (Small Cap) and page 66 (Micro Cap) for standardized performance for all share classes.)

1 Source: Lipper Inc. The Lipper Small-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P SmallCap 600 Index. The Lipper Mid-Cap Growth Funds category includes portfolios that invest at least 75% of equity assets in companies with market capitalizations of less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These portfolios typically have above-average price-to-earnings ratios and price-to-book ratios compared with the S&P MidCap 400 Index. It is not possible to invest directly in an index or a Lipper category.

The funds' underperformance relative to their benchmarks was primarily due to mixed results from specific stock selection and sector positioning. Relative performance was also affected by the fact that the smallest, most illiquid, noninstitutional-quality securities in the small-cap equity universe, primarily stocks of companies with little or no real earnings, outperformed not only the larger, more profitable and investable, institutional-quality micro-cap and small-cap securities but also the large-cap and mid-cap equity segments during the second half of the fiscal year.

Q: What were the best and worst stock performers for each of the funds?

A: In Scudder Micro Cap Fund, the top contributing securities during the annual period were primarily in the technology sector where investors saw improved earnings on the horizon. These included Applied Films Corp., Informatica Corp.,* Avid Technologies Inc.,* ChipPAC, Inc., ManTech International Corp. and ANSYS, Inc. ANSYS is an international provider of analysis and engineering software. The company successfully acquired a leading supplier of computational fluid dynamics software, which should expand its client base. Other winners for the fund included Connetics Corp. and Advanced Neuromodulation Systems, Inc. in health care, Newcastle Investment Corp. in financial services, and online advertising firm Valueclick, Inc. Most of the fund's disappointments were in health care, which included Medical Staffing Network Holdings, Inc.* and Isis Pharmaceuticals, Inc.* Isis saw its stock drop precipitously during the first quarter of 2003 after news broke that the phase three-clinical trial results for its experimental lung cancer drug were disappointing. Modtech Holdings, Inc.* in producer durables, and Tropical Sportswear International Corp.,* Hancock Fabrics, Inc.* and A.T. Cross Co.* in consumer discretionary also detracted from fund performance.

* Position was sold as of September 30, 2003.

As with Scudder Micro Cap Fund, most of the top contributing stocks in Scudder Small Cap Fund for the fiscal year were in technology. Among the best performers in the sector were DSP Group Inc., Fairchild Semiconductor International Inc., Titan Corp.,* Integrated Circuit Systems Inc.,* Applied Films Corp., Zoran Corp. and Documentum Inc. Documentum, an enterprise management software provider, contributed significantly to the fund's portfolio. Its stock headed up following a series of upbeat announcements, including record revenue results for the year and decisions by several major organizations to use Documentum products. In other sectors, ITT Educational Services Inc. within industrials and JetBlue Airways Corp.* and Swift Transportation Co.* within transportation also boosted fund returns. On the other hand, the fund's detractors were primarily from health care: Province Healthcare Co.,* Trimeris, Inc.,* InterMune, Inc.* and Accredo Health, Inc.* Labranche & Co., Inc. in financial services, Mercury Computer Systems, Inc.* and Activision, Inc.* in technology, and BJ's Wholesale Club, Inc.* in consumer discretionary were also poor performers. During the first quarter of 2003, BJ's Wholesale Club warned that their fiscal 2004 earnings would fall short of expectations due to the slow economy and competition.

* Position was sold as of September 30, 2003.

In Scudder Mid Cap Fund, the top contributing securities for the 12 months came from a wide variety of industries. Winners included Symantec Corp., Linear Technology Corp. and Advanced Fibre Communications, Inc. and Mercury Interactive Corp. in technology. Mercury, a provider of performance management software for Internet applications, saw its stock rise after it received a prestigious industry award and high marks from the press. Additional gains came from Legg Mason, Inc. in financial services, BJ Services Co. in energy, Swift Transportation Co. in transportation, Celgene Corp. and Genzyme Corp. in health care, and Harman International Industries, Inc. in producer durables. Most of the bottom contributing securities were in health care and financial services. These stocks were Labranche & Co., North Fork Bancorp,* IDEC Pharmaceuticals Corp.,* Investment Technology Group, Inc., Triad Hospitals, Inc.* and Laboratory Corp. of America.* Although Labranche & Co., an older financial specialty firm providing clearing, brokerage and execution services, has suffered from lower trading volumes on the market, we still believe in the company's fundamentals.

* Position was sold as of September 30, 2003.

Q: How were the funds positioned by sector, and what impact did this have on their results?

A: For the annual period, Scudder Micro Cap Fund's strong stock selection and overweighting in technology, underweighting in financial services, and effective stock selection in transportation and consumer staples boosted relative performance the most. On the other hand, the fund's stock selection in consumer discretionary and health care detracted from performance.

Scudder Small Cap Fund was helped during the 12 months by an overweighting in technology, underweighting in financial services, and effective stock selection in transportation and producer durables. However, these positive contributions to performance were not enough to outweigh the negative contributions from overweightings in energy and in materials and processing, and from poor stock selection in consumer discretionary, health care and technology.

Scudder Mid Cap Fund's strong stock selection in consumer staples, energy, and materials and processing added to performance, as did its overweighting in technology and underweighting in consumer discretionary. However, poor stock selection in financial services, health care and producer durables detracted from performance.

Q: What were the major factors affecting small-cap and mid-cap equities during the annual period?

A: Continuing the trend begun in 1999, the smaller-cap equity market, as measured by the Russell 2000 Index, outperformed its large-cap brethren, as measured by the S&P 500 index, for the 12 months ended September 30, 2003. While smaller-cap stocks were the best-performing segment of the equity markets for the fiscal year, mid-cap stocks, as measured by the S&P MidCap 400 Index, also outperformed large-cap stocks for the annual period. Still, for the 12-month period, US equities across all capitalizations produced strong double-digit returns. Within the annual period, the smaller- and mid-cap equity markets, like the broader equity markets, saw divergent performance.

After bottoming in early October 2002, US equities rebounded sharply in the fourth calendar quarter of 2002, with the Russell 2000 Index increasing 6.16% and the S&P MidCap 400 Index increasing 5.83%. During October, despite economic indicators that showed dropping retail sales, declining manufacturing activity and a contracting labor market, the US equity markets responded with their best-performing month since March 2000. Within the small-cap and mid-cap market segments, growth stocks and riskier sectors returned to favor, as investors focused primarily on technology and telecommunications securities. In November, the Federal Reserve Board reduced the targeted federal funds rate by 50 basis points to a low of 1.25% in an effort to jump-start an economy that it thought may be decelerating. However, in a move probably meant to quell overreaction to this interest rate cut and to boost confidence about a potential economic recovery, the Federal Reserve Board also shifted from a loosening to a neutral stance. Also boosting the powerful equity rally during these weeks was the release of more tentatively positive economic data. For example, transportation and nondefense capital goods orders increased. Third-quarter gross domestic product (GDP) was revised upward to a stronger-than-expected 4.0%. Consumer confidence also rebounded after five months of decline. Even more positive was the fact that business spending for equipment and software increased a strong 6.6% for November, while consumers continued to take advantage of low interest rates to purchase and refinance homes. As in October, the technology and telecommunications sectors led the equity market advance in November. During December, concerns over a possible conflict with Iraq and rising tensions between North Korea and the United States adversely affected investor and consumer confidence, detracting from equity market performance. Economic data remained generally positive, but the equity markets declined during the month, primarily as a result of the technology sector's giving back some of its prior two months' gains.

For the first calendar quarter of 2003, US equities across all market capitalizations declined, with the Russell 2000 Index down 4.49% and the S&P MidCap 400 Index down 4.44%. Small-cap and mid-cap stocks, which are less liquid than large-cap stocks, were particularly hard hit during the quarter, as the looming war with Iraq led investors to pull money out of the equity markets and shift to more defensive instruments. Atypically in a declining equity environment, growth stocks outperformed value stocks across the broad equity market. During January, the economy took a backseat in investors' minds as the nation's attention was focused on the geopolitical tensions with Iraq and North Korea. In fact, at its January meeting, the Federal Reserve Board indicated that with the prospect of military conflict, monetary policy would have limited impact as an economic stimulus. Rising oil prices, falling consumer spending, and declining consumer and investor sentiment added to the geopolitical concerns in February. US manufacturing contracted in March after four months of expansion, primarily due to higher oil prices and uncertainty regarding near-term consumer spending. Equity markets initially responded favorably to the actual confrontation of coalition troops with the Iraqi military in March, but the markets paused later in the month as expectations of a swift resolution to the war declined.

For the second calendar quarter of 2003, US equities across all market capitalizations rebounded strongly, with the Russell 2000 Index up 23.42% and the S&P MidCap 400 Index up 17.63%. During April, despite high unemployment, ongoing contraction in the manufacturing sector and dropping retail sales, there were signs of improvement in the economy. Factory orders increased for the third month in a row, with the nondefense capital goods component, an important barometer of business capital spending, on the rise. In addition, with the conclusion of major military operations in Iraq and generally positive corporate earnings announcements, consumer and investor confidence improved. The broader equity markets responded favorably, with the small-cap segment leading the way. In May, economic signals continued to be mixed. Manufacturing activity remained low, but in spite of both adverse weather conditions in most of the nation and a late spring, healthy sales gains were seen in several industries, including electronics, retail and restaurants. The equity markets continued to perform well, with the smallcap segment (Russell 2000 Index) outperforming midcap (S&P MidCap 400 Index) and largecap (Russell 1000 Index). In June, the Federal Reserve Board reduced interest rates by 25 basis points. Manufacturing continued to contract, but there was growth in the services segment of the economy. For the quarter as a whole, smallcap stocks outperformed the other equity segments. Growth-oriented stocks (Russell 2000 Growth Index) marginally outperformed value-oriented stocks (Russell 2000 Value Index) within small-caps. Within mid-caps, the reverse was true, with value-oriented stocks (S&P MidCap 400/Barra Value Index) outperforming their growth-oriented counterparts (S&P MidCap 400/Barra Growth Index).2

2 The Russell 1000 Index is an unmanaged index that measures the performance of 1,000 large-company stocks.
The Russell 2000 Growth Index is an unmanaged, capitalization-weighted index containing the growth stocks in the Russell 2000 Index.
The Russell 2000 Value Index is an unmanaged group of small-cap companies with low price-to-book and price-to-earnings ratios.
The S&P MidCap 400/Barra Value Index is comprised of stocks of the S&P MidCap 400 Index with high price-to-book ratios relative to the index as a whole.
The S&P MidCap 400/Barra Growth Index is comprised of stocks of the S&P MidCap 400 Index with low price-to-book ratios relative to the index as a whole.
Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index.

In the last quarter of the fiscal year, the US equity market across all capitalizations remained in positive territory. The Russell 2000 Index was up 9.08% for the three months ended September 30, 2003, and the S&P MidCap 400 Index was up 6.59%. During July and August, most indicators continued to point toward improvement in the US economy. Second-quarter GDP expanded at a 3.3% (revised) rate, fueled by consumer purchases, business investment and an increase in defense spending. The manufacturing sector expanded, and industrial production, specifically in high-technology products, had its best growth rate since September 2000. The services sector of the economy also continued to grow, while corporate earnings announcements were generally positive. However, unemployment remained above 6%, mortgage refinancing activity slowed and consumer confidence declined. Overall, the equity markets responded favorably, with the small-cap segment leading the way. During September, the US equity markets lost some ground, due primarily to concerns regarding the upcoming corporate earnings announcement season, weakness in the US dollar and rising energy prices. As in the previous quarter, small-cap stocks outperformed the other equity segments for the third calendar quarter, and growth-oriented stocks outperformed value-oriented stocks within the small-cap sector. Within the mid-cap sector, again the reverse was true, with value-oriented stocks outperforming their growth-oriented counterparts.

Q: What investment strategies do you intend to pursue in the funds?

A: We continue to seek to invest in fundamentally sound companies with strong balance sheets.

Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:

• focus on smaller-cap and mid-cap companies with above-average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

• focus on individual stock selection, with the goal of providing value-added performance relative to the universe of small- and mid-cap US companies

• use extensive and intensive fundamental research to seek companies with innovation, leading or dominant positions in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources

• strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential

• seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions on weakness

It is also important to remember that investors should take a long-term view when investing in these segments of the market, as returns can be volatile in the short term. We will continue to monitor economic conditions and their effect on financial markets as we seek capital growth over the long term.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Performance Summary September 30, 2003

Scudder Mid Cap Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Mid Cap Fund	1-Year	3-Year	5-Year	10-Year
Class A(a)	23.09%	-12.33%	8.77%	9.45%
Class B(a)	22.17%	-13.12%	7.75%	8.39%
Class C(a)	22.17%	-13.12%	7.75%	8.39%
Investment Class+	23.09%	-12.33%	8.77%	9.45%
S&P MidCap 400 Index++	26.81%	-.71%	11.96%	12.82%

Scudder Mid Cap Fund	1-Year	3-Year	5-Year	Life of Class**
Institutional Class(d)+	23.40%	-12.10%	8.79%	9.66%
S&P MidCap 400 Index++	26.81%	-.71%	11.96%	12.90%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

+ Investment Class and Institutional Class shares are not subject to sales charges.
Net Asset Value
	Class A	Class B	Class C	Investment Class	Class R	Institutional Class
Net Asset Value: 9/30/03	$ 11.46	$ 11.35	$ 11.35	$ 11.46	$ 11.45	$ 11.55
7/1/03 (commencement of sales for Class R)	-	-	-	-	$ 10.78	-
9/30/02	$ 9.31	$ 9.29	$ 9.29	$ 9.31	$ -	$ 9.36

Investment Class Lipper Rankings* - Mid-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	343	of	497	69
3-Year	105	of	368	29
5-Year	52	of	233	23
10-Year	13	of	73	18

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Scudder Mid Cap Fund

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Mid Cap Fund - Class A(c) [] S&P MidCap 400 Index++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Mid Cap Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$11,602	$6,351	$14,349	$23,250
	Average annual total return	16.02%	-14.04%	7.49%	8.80%
Class B(c)	Growth of $10,000	$11,817	$6,364	$14,424	$22,384
	Average annual total return	18.17%	-13.99%	7.60%	8.39%
Class C(c)	Growth of $10,000	$12,095	$6,492	$14,378	$22,161
	Average annual total return	20.95%	-13.41%	7.53%	8.28%
S&P MidCap 400 Index++	Growth of $10,000	$12,681	$9,789	$17,594	$33,404
	Average annual total return	26.81%	-.71%	11.96%	12.82%

The growth of $10,000 is cumulative.

Scudder Mid Cap Fund

Growth of an Assumed $10,000 Investment*
[] Scudder Mid Cap Fund - Investment Class [] S&P MidCap 400 Index++

Yearly periods ended September 30

Comparative Results*
Scudder Mid Cap Fund		1-Year	3-Year	5-Year	10-Year
Investment Class	Growth of $10,000	$12,309	$6,738	$15,225	$24,669
	Average annual total return	23.09%	-12.33%	8.77%	9.45%
S&P MidCap 400 Index++	Growth of $10,000	$12,681	$9,789	$17,594	$33,404
	Average annual total return	26.81%	-.71%	11.96%	12.82%

Scudder Mid Cap Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class(d)	Growth of $250,000	$308,500	$169,775	$381,025	$626,775
	Average annual total return	23.40%	-12.10%	8.79%	9.66%
S&P MidCap 400 Index++	Growth of $250,000	$317,025	$244,725	$439,850	$832,400
	Average annual total return	26.81%	-.71%	11.96%	12.90%

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Institutional Class commenced operations on October 12, 1993. Index returns begin October 31, 1993.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of the Scudder Mid Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of the Scudder Mid Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
d At the close of business on August 31, 2000, shares of Equity Appreciation - Institutional Class merged into Institutional Class shares of Mid Cap Fund. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund - Institutional Class.
++ S&P MidCap 400 Index is an unmanaged index that tracks the stock movement of 400 mid-sized US companies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Summary September 30, 2003

Scudder Mid Cap Fund

Asset Allocation	9/30/03	9/30/02

Common Stocks	96%	98%
Cash Equivalents, net	4%	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/03	9/30/02

Information Technology	24%	11%
Health Care	17%	13%
Consumer Discretionary	14%	11%
Industrials	13%	20%
Financials	11%	17%
Consumer Staples	7%	9%
Energy	7%	8%
Materials	6%	11%
Telecommunication Services	1%	-
	100%	100%

Ten Largest Equity Holdings at September 30, 2003 (27.8% of Portfolio)
1. Celgene Corp. Producer of pharmaceuticals	3.8%
2. Swift Transportation Co., Inc. Provider of truckload carrier services	3.0%
3. Legg Mason, Inc. Provider of various financial services	3.0%
4. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	2.9%
5. Chico's FAS, Inc. Seller of private label women's casual clothing	2.7%
6. Rowan Companies, Inc. Driller of oil and gas wells in the United States and internationally	2.5%
7. Investors Financial Services Corp. Provider of services to financial asset managers	2.5%
8. Harmon International Industries, Inc. Incorporator, designer, manufacturer and marketer of high fidelity audio and video products	2.5%
9. BJ Services Co. Provider of pressure pumping and other oilfield services for the petroleum industry	2.5%
10. Symantec Corp. Producer of software products	2.4%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003	The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund	Shares	Value ($)

Common Stocks 96.0%
Consumer Discretionary 13.7%
Hotel Restaurants & Leisure 4.2%
GTECH Holdings Corp.	278,900	11,950,865
The Cheesecake Factory, Inc.*	336,200	12,160,354
		24,111,219
Household Durables 4.2%
Harman International Industries, Inc.	149,900	14,742,665
Leggett & Platt, Inc.	448,200	9,694,566
		24,437,231
Media 0.3%
Citadel Broadcasting Corp.*	94,300	1,863,368
Specialty Retail 3.8%
Chico's FAS, Inc.*	523,700	16,046,168
Regis Corp.	182,000	5,842,200
		21,888,368
Textiles, Apparel & Luxury Goods 1.2%
Columbia Sportswear Co.*	134,871	7,114,445
Consumer Staples 6.8%
Beverages 1.1%
Constellation Brands, Inc. "A"*	203,300	6,198,617
Food & Drug Retailing 3.7%
Performance Food Group Co.*	303,600	12,359,556
Whole Foods Market, Inc.*	165,200	9,115,736
		21,475,292
Food Products 2.0%
Dean Foods Co.*	373,650	11,594,360
Energy 6.6%
Energy Equipment & Services
BJ Services Co.*	427,800	14,617,926
Rowan Companies, Inc.*	614,100	15,094,578
Smith International, Inc.*	241,800	8,699,964
		38,412,468
Financials 11.1%
Diversified Financials 8.5%
CapitalSource, Inc.*	30,300	530,250
Chicago Mercantile Exchange	58,100	3,997,861
Investment Technology Group, Inc.*	309,100	5,928,538
Investors Financial Services Corp.	473,200	14,858,480
Labranche & Co., Inc.	433,500	6,329,100
Legg Mason, Inc.	249,400	18,006,680
		49,650,909
Insurance 2.6%
Arthur J. Gallagher & Co.	356,300	10,076,164
Axis Capital Holdings Ltd.	191,300	4,772,935
		14,849,099
Health Care 16.0%
Biotechnology 9.6%
Celgene Corp.*	521,700	22,605,261
Genzyme Corp. (General Division)*	184,300	8,523,875
Gilead Sciences, Inc.*	194,500	10,878,385
MedImmune, Inc.*	221,700	7,318,317
Protein Design Labs, Inc.*	448,600	6,217,596
		55,543,434
Health Care Equipment & Supplies 2.0%
DENTSPLY International, Inc.	258,600	11,595,624
Health Care Providers & Services 1.5%
Coventry Health Care, Inc.*	168,600	8,891,964
Pharmaceuticals 2.9%
Barr Laboratories, Inc.*	122,900	8,383,009
Mylan Laboratories, Inc.	226,200	8,742,630
		17,125,639
Industrials 12.3%
Aerospace & Defense 1.7%
Alliant Techsystems, Inc.*	207,500	9,970,375
Airlines 1.9%
Southwest Airlines Co.	628,800	11,129,760
Commercial Services & Supplies 4.7%
Corinthian Colleges, Inc.*	201,600	11,523,456
Hewitt Associates, Inc. "A"*	248,000	6,038,800
ITT Educational Services, Inc.*	201,400	9,651,088
		27,213,344
Construction & Engineering 0.9%
Jacobs Engineering Group, Inc.*	110,200	4,970,020
Road & Rail 3.1%
Swift Transportation Co., Inc.*	794,300	18,022,667
Information Technology 22.7%
Communications Equipment 3.6%
Advanced Fibre Communications, Inc.*	648,800	13,605,336
Sonus Networks, Inc.*	1,041,300	7,216,209
		20,821,545
Computers & Peripherals 1.6%
Maxtor Corp.*	755,400	9,193,218
Electronic Equipment & Instruments 1.5%
Jabil Circuit, Inc.*	335,700	8,744,985
IT Consulting & Services 1.4%
Affiliated Computer Services, Inc. "A"*	172,100	8,379,549
Semiconductor Equipment & Products 8.0%
Integrated Circuit Systems*	271,300	8,149,852
Lam Research Corp.*	378,200	8,377,130
Linear Technology Corp.	327,500	11,727,775
Microchip Technology, Inc.	450,400	10,782,576
Novellus Systems, Inc.*	229,900	7,759,125
		46,796,458
Software 6.6%
Mentor Graphics Corp.*	478,300	8,384,599
Mercury Interactive Corp.*	205,900	9,349,919
Symantec Corp.*	229,600	14,469,392
Take-Two Interactive Software, Inc.*	175,700	6,003,669
		38,207,579
Materials 6.0%
Containers & Packaging 3.0%
Packaging Corp. of America*	893,000	17,342,060
Metals & Mining 3.0%
Nucor Corp.	221,400	10,157,832
Peabody Energy Corp.	244,600	7,673,102
		17,830,934
Telecommunication Services 0.8%
Wireless Telecommunication Services
Nextel Partners, Inc. "A"*	616,700	4,841,095
Total Common Stocks (Cost $475,210,424)		558,215,626

Cash Equivalents 5.9%
Cash Management Fund Institutional, 0.88% (b) (Cost $33,956,640)	33,956,640	33,956,640

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $509,167,064) (a)	101.9	592,172,266
Other Assets and Liabilities, Net	(1.9)	(10,904,179)
Net Assets	100.0	581,268,087

* Non-income producing security.
(a) The cost for federal income tax purposes was $509,788,944. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $82,383,322. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $90,821,918 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,438,596.
(b) Cash Management Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Mid Cap Fund

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments: Investments in securities, at value (cost $475,210,424)	$ 558,215,626
Investment in Cash Management Fund Institutional (cost $33,956,640)	33,956,640
Total investments insecurities, at value (cost $509,167,064)	592,172,266
Receivable for investments sold	1,360,730
Dividends receivable	279,531
Receivable for Fund shares sold	808,950
Total assets	594,621,477
Liabilities
Payable for investments purchased	10,019,721
Payable for Fund shares redeemed	2,718,970
Accrued investment advisory fee	271,032
Other accrued expenses and payables	343,667
Total liabilities	13,353,390
Net assets, at value	$ 581,268,087
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on investments	83,005,202
Accumulated net realized gain (loss)	(100,800,204)
Paid-in capital	599,063,089
Net assets, at value	$ 581,268,087

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($211,790,114 / 18,479,793 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 11.46
Maximum offering price per share (100 / 94.25 of $11.46)	$ 12.16
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($6,236,910 / 549,600 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 11.35
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,648,135 / 409,524 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 11.35
Maximum offering price per share (100 / 99.00 of $11.35)	$ 11.46
Investment Class Net Asset Value, offering and redemption price per share ($35,971,787 / 3,137,717 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 11.46
Class R Net Asset Value, offering and redemption price per share ($10,630 / 928 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 11.45
Institutional Class Net Asset Value, offering and redemption price per share ($322,610,511 / 27,923,065 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 11.55

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund

Statement of Operations for the year ended September 30, 2003
Investment Income
Income: Dividends	$ 1,763,431
Interest - Cash Management Fund Institutional	283,424
Total Income	2,046,855
Expenses: Investment advisory fee	2,547,503
Administrator service fee	1,661,110
Distribution and shareholder servicing fees	376,144
Auditing	26,877
Legal	8,433
Trustees' fees and expenses	8,038
Reports to shareholders	25,712
Registration fees	82,792
Other	20,543
Total expenses, before expense reductions	4,757,152
Expense reductions	(321,036)
Total expenses, after expense reductions	4,436,116
Net investment income (loss)	(2,389,261)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(5,611,344)
Net unrealized appreciation (depreciation) during the period on investments	98,214,735
Net gain (loss) on investment transactions	92,603,391
Net increase (decrease) in net assets resulting from operations	$ 90,214,130

The accompanying notes are an integral part of the financial statements.

Scudder Mid Cap Fund

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002(a)
Operations: Net investment income (loss)	$ (2,389,261)	$ (897,136)
Net realized gain (loss) on investment transactions	(5,611,344)	(24,871,595)
Net unrealized appreciation (depreciation) on investment transactions during the period	98,214,735	2,831,687
Net increase (decrease) in net assets resulting from operations	90,214,130	(22,937,044)
Fund share transactions: Proceeds from shares sold	272,735,092	69,734,491
In-kind subscription	103,862,346	-
Cost of shares redeemed	(79,546,144)	(120,143,004)
Net increase (decrease) in net assets from Fund share transactions	297,051,294	(50,408,513)
Increase (decrease) in net assets	387,265,424	(73,345,557)
Net assets at beginning of period	194,002,663	267,348,220
Net assets at end of period	$ 581,268,087	$ 194,002,663

a On March 28, 2002, the Capital Appreciation Portfolio closed. The Statement of Changes in Net Assets includes the Fund's information as a stand-alone and feeder fund for the respective period.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Mid Cap Fund

Class A
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.23	(2.17)
Total from investment operations	2.15	(2.18)
Net asset value, end of period	$ 11.46	$ 9.31
Total Return (%)[c]	23.09	(18.97)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	212.6
Ratio of expenses before expense reductions (%)	1.34	1.48*
Ratio of expenses after expense reductions (%)	1.25	1.25*
Ratio of net investment income (loss) (%)	(.74)	(.63)*
Portfolio turnover rate (%)	82	120[d]
[a] For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Class B
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.15)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.21	(2.17)
Total from investment operations	2.06	(2.20)
Net asset value, end of period	$ 11.35	$ 9.29
Total Return (%)[c]	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6.3
Ratio of expenses before expense reductions (%)	2.09	2.22*
Ratio of expenses after expense reductions (%)	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.49)	(1.38)*
Portfolio turnover rate (%)	82	120[d]
[a] For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Class C
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.29	$ 11.49
Income (loss) from investment operations: Net investment income (loss)[b]	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.22	(2.17)
Total from investment operations	2.06	(2.20)
Net asset value, end of period	$ 11.35	$ 9.29
Total Return (%)[c]	22.17	(19.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5.1
Ratio of expenses before expense reductions (%)	2.09	2.20*
Ratio of expenses after expense reductions (%)	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.49)	(1.38)*
Portfolio turnover rate (%)	82	120[d]
[a] For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Investment Class
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 9.31	$ 10.66	$ 17.57	$ 14.77	$ 11.38
Income (loss) from investment operations:
Net investment income (loss)	(.08)[a]	(.06)[a]	(.03)	(.06)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.23	(1.29)	(6.41)	6.79	4.99
Total from investment operations	2.15	(1.35)	(6.44)	6.73	4.92
Less distributions from: Net realized gains on investment transactions	-	-	(.47)	(3.93)	(1.53)
Net asset value, end of period	$ 11.46	$ 9.31	$ 10.66	$ 17.57	$ 14.77
Total Return (%)[b]	23.09	(12.66)	(37.26)	53.65	47.05
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	36	29	36	48	29
Ratio of expenses before expense reductions (%)	1.34	1.39[c]	1.43[c]	1.70[c]	1.88[c]
Ratio of expenses after expense reductions (%)	1.25	1.25[c]	1.25[c]	1.25[c]	1.25[c]
Ratio of net investment income (loss) (%)	(.74)	(.55)	(.21)	(.40)	(.58)
Portfolio turnover rate (%)	82	120[d]	251	146	155
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[d] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Scudder Mid Cap Fund

Class R
2003[a]
Selected Per Share Data
Net asset value, beginning of period	$ 10.78
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)
Net realized and unrealized gain (loss) on investment transactions	.70
Total from investment operations	.67
Net asset value, end of period	$ 11.45
Total Return (%)	6.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01
Ratio of expenses, before expense reductions (%)	1.59*
Ratio of expenses, after expense reductions (%)	1.50*
Ratio of net investment income (loss) (%)	(1.12)*
Portfolio turnover rate (%)	82
[a] For the period July 1, 2003 (commencement of sales of Class R shares) to September 30, 2003. [b] Based on average shares outstanding during the period. * Annualized ** Not annualized

Scudder Mid Cap Fund

Institutional Class
Years Ended September 30,	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.36	$ 10.69	$ 17.57	$ 18.60
Income (loss) from investment operations: Net investment income (loss)	(.05)[b]	(.04)[b]	.01	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	2.24	(1.29)	(6.42)	(1.03)
Total from investment operations	2.19	(1.33)	(6.41)	(1.03)
Less distributions from: Net realized gains on investment transactions	-	-	(.47)	-
Net asset value, end of period	$ 11.55	$ 9.36	$ 10.69	$ 17.57
Total Return (%)[d]	23.40	(12.44)	(37.15)	55.50e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	323	164	231	414
Ratio of expenses before expense reductions (%)	1.09	1.14[f]	1.18[f]	1.45f*
Ratio of expenses after expense reductions (%)	1.00	1.00[f]	1.00[f]	1.00f*
Ratio of net investment income (loss) (%)	(.49)	(.30)	.04	(.17)*
Portfolio turnover rate (%)	82	120[g]	251	146
[a] For the period August 31, 2000 (commencement of sales of Institutional Class shares) to September 30, 2000.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return would have been lower had certain expenses not been reduced.
[e] At the close of business on August 31, 2000, shares of Equity Appreciation - Institutional Class merged into Institutional Class shares of Mid Cap. Equity Appreciation - Institutional Class was managed by the same investment management team with the same objectives, policies and strategies as Mid Cap. The performance shown reflects Equity Appreciation - Institutional Class shares' actual returns from its inception on October 12, 1993. Performance for periods after August 31, 2000 reflect the performance of the Mid Cap Fund - Institutional Class.
[f] The expense ratio of the Capital Appreciation Portfolio is included in this ratio.
[g] On March 28, 2002, the Capital Appreciation Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Mid Cap Fund as a stand-alone fund in addition to the Capital Appreciation Portfolio.
* Annualized
** Not annualized

Notes to Financial Statements

Scudder Mid Cap Fund

A. Significant Accounting Policies

Mid Cap Fund ("Scudder Mid Cap Fund" or the "Fund") is a diversified series of Scudder Advisor Funds, formerly BT Investment Funds, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On March 8, 2001, the Board of Trustees approved dissolving the Mid Cap master-feeder structure, and converting Mid Cap to a stand-alone fund. On March 28, 2002, the Mid Cap Fund received assets with a value of $300,358,968 which included unrealized appreciation of $36,563,688 from the Capital Appreciation Portfolio in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the Statement of Operations.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. On July 1, 2003, the Fund commenced offering Class R shares which are offered to investors without an initial sales charge.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $100,178,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($16,640,000), September 30, 2010 ($54,208,000) and September 30, 2011 ($29,330,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (100,178,000)
Net unrealized appreciation (depreciation) on investments	$ 82,383,322

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $584,240,162 and $309,446,031, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corporation ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the year ended September 30, 2003, the Advisor and Administrator have agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%
Class R	1.50%
Institutional Class	1.00%

Accordingly, for the year ended September 30, 2003, the Advisor waived a portion of its fee pursuant to the an Expense Limitation Agreement aggregating $321,036 and the amount imposed aggregated $2,226,467, which was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for the Investment Class shares and 0.40% of average daily net assets for Class A, B, C, R and Institutional shares for the Fund, computed and accrued daily and payable monthly. For the year ended September 30, 2003, the Administrator Service Fee was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 526,014	$ 69,580
Class B	11,555	1,287
Class C	7,395	890
Investment Class	206,613	24,072
Class R	11	6
Institutional Class	909,522	103,184
	$ 1,661,110	$ 199,019

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A and R shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 328,755	$ 29,849
Class B	21,667	3,772
Class C	13,866	2,759
Class R	6	-
	$ 364,294	$ 36,380

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and R shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class B	$ 7,222	$ 606.25%
Class C	4,622	429.25%
Class R	6	4.25%
	$ 11,850	$ 1,039

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2003 aggregated $15,448 and $54, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for the Fund's Class B and C shares was $4,297 and $358, respectively.

Other. The Fund may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

Prior to April 11, 2003, the Fund and several other affiliated funds (the "Participants") shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Fund and several other affiliated funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	19,601,740	$ 199,012,862	69,836	$ 695,167
Class B	576,020	5,883,977	28,140	279,519
Class C	432,633	4,390,031	10,305	103,507
Investment Class	1,330,437	13,297,401	1,607,119	18,568,851
Class R**	933	10,052	-	-
Institutional Class	4,698,398	50,140,769	4,380,586	50,087,447
		$ 272,735,092		$ 69,734,491
In-kind subscription
Institutional Class	10,955,944	$ 103,862,346	-	-
		$ 103,862,346		-
Shares redeemed
Class A	(1,186,677)	$ (12,330,075)	(5,106)	$ (51,176)
Class B	(54,560)	(555,530)	-	-
Class C	(33,414)	(349,493)	-	-
Investment Class	(1,318,483)	(13,349,817)	(1,852,563)	(21,525,713)
Class R**	(5)	(56)	-	-
Institutional Class	(5,242,506)	(52,961,173)	(8,510,615)	(98,566,115)
		$ (79,546,144)		$ (120,143,004)
Net increase (decrease)
Class A	18,415,063	$ 186,682,787	64,730	$ 643,991
Class B	521,460	5,328,447	28,140	279,519
Class C	399,219	4,040,538	10,305	103,507
Investment Class	11,954	(52,416)	(245,444)	(2,956,862)
Class R**	928	9,996	-	-
Institutional Class	10,411,836	101,041,942	(4,130,029)	(48,478,668)
		$ 297,051,294		$ (50,408,513)

* For Class A, B and C shares for the period June 28, 2002 (commencement of sales) to September 30, 2002.
** For the period July 1, 2003 (commencement of sales of Class R shares) to September 30, 2003.

F. In-Kind Subscription

As part of Deutsche Bank's effort to consolidate various legacy retirement plans, Deutsche Bank implemented a program to transfer various plan assets as a means to streamline the number of investment options offered to employee plan participants. As part of the consolidation program, on March 28, 2003 the Scudder Mid Cap Fund accepted securities and cash in payment for fund shares (received an in-kind subscription) from the BT Partnershare retirement plan in accordance with the Fund's purchase in-kind procedures. The transaction represented a percentage of the Fund's net assets at March 31, 2003 as follows:

	Purchase Amount	% of Net Assets
Mid Cap Fund	$ 103,862,346	37

G. Other Information

Effective April 25, 2003, State Street Bank and Trust Company ("State Street") is the Fund's custodian. Prior to April 25, 2003, Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Fund's Advisor and Administrator, served as custodian for the Fund.

Report of Independent Auditors

To the Trustees of Scudder Advisor Funds (formerly BT Investment Funds) and Shareholders of Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid Cap Fund (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2003	PricewaterhouseCoopers LLP

Performance Summary September 30, 2003

Scudder Small Cap Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Small Cap Fund	1-Year	3-Year	5-Year	Life of Fund**
Class A(a)	19.06%	-7.87%	10.16%	12.41%
Class B(a)	18.19%	-8.56%	9.34%	11.57%
Class C(a)	18.19%	-8.56%	9.34%	11.57%
Investment Class+	19.13%	-7.87%	10.16%	12.42%
Russell 2000 Index++	36.50%	-.82%	7.46%	8.07%

Source: Lipper Inc. and Deutsche Asset Management, Inc.

+ Investment Class shares are not subject to sales charges.
Net Asset Value
	Class A	Class B	Class C	Investment Class
Net Asset Value: 9/30/03	$ 19.74	$ 19.56	$ 19.56	$ 19.74
9/30/02	$ 16.58	$ 16.55	$ 16.55	$ 16.57

Investment Class Lipper Rankings* - Small-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	442	of	465	95
3-Year	100	of	361	28
5-Year	61	of	250	25

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Scudder Small Cap Fund

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Small Cap Fund - Class A(c) [] Russell 2000 Index++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Small Cap Fund		1-Year	3-Year	5-Year	Life of Fund**
Class A(c)	Growth of $10,000	$11,228	$7,369	$15,288	$30,188
	Average annual total return	12.28%	-9.67%	8.86%	11.75%
Class B(c)	Growth of $10,000	$11,426	$7,429	$15,527	$29,721
	Average annual total return	14.26%	-9.43%	9.20%	11.57%
Class C(c)	Growth of $10,000	$11,708	$7,570	$15,471	$29,423
	Average annual total return	17.08%	-8.86%	9.12%	11.46%
Russell 2000 Index++	Growth of $10,000	$13,650	$9,755	$14,332	$21,590
	Average annual total return	36.50%	-.82%	7.46%	8.07%

The growth of $10,000 is cumulative.

Scudder Small Cap Fund

Growth of an Assumed $10,000 Investment*
[] Scudder Small Cap Fund - Investment Class [] Russell 2000 Index++

Yearly periods ended September 30

Comparative Results*
Scudder Small Cap Fund		1-Year	3-Year	5-Year	Life of Fund**
Investment Class	Growth of $10,000	$11,913	$7,819	$16,221	$32,029
	Average annual total return	19.13%	-7.87%	10.16%	12.42%
Russell 2000 Index++	Growth of $10,000	$13,650	$9,755	$14,332	$21,590
	Average annual total return	36.50%	-.82%	7.46%	8.07%

The growth of $10,000 is cumulative.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on October 21, 1993. Index returns begin October 31, 1993.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of the Scudder Small Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002 are derived from the historical performance of Investment Class shares of the Scudder Small Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
++ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2000 smallest companies of the Russell 3000 Index, which measures the performance of the 3000 largest US companies based on total market capitalization.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Summary September 30, 2003

Scudder Small Cap Fund

Asset Allocation	9/30/03	9/30/02

Common Stocks	94%	99%
Cash Equivalents, net	6%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/03	9/30/02

Information Technology	27%	14%
Industrials	18%	22%
Health Care	15%	14%
Financials	13%	10%
Consumer Discretionary	12%	13%
Materials	5%	10%
Consumer Staples	5%	6%
Energy	4%	8%
Utilities	1%	3%
	100%	100%

Ten Largest Equity Holdings at September 30, 2003 (26.9% of Portfolio)
1. Documentum Inc. Developer of software products	3.4%
2. Fairchild Semiconductor Corp. Designer, developer and marketer of semiconductors	3.2%
3. ITT Educational Services, Inc. Provider of technology-oriented postsecondary degree programs	3.1%
4. DSP Group, Inc. Developer of digital signal processing solutions for telecommunications and computers	3.0%
5. Zoran Corp. Manufacturer of integrated circuits and software	2.5%
6. United Natural Foods, Inc. Distributor of natural foods and related products	2.5%
7. CACI International, Inc. Provider of information technology products and services	2.4%
8. Cooper Companies, Inc. Producer of medical products	2.3%
9. Swift Transportation Co., Inc. Provider of truckload carrier services	2.3%
10. Packaging Corp. of America Manufacturer of containerboard and corrugated packaging products	2.2%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 47. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003

Scudder Small Cap Fund	Shares	Value ($)

Common Stocks 94.0%
Consumer Discretionary 11.2%
Automobiles 1.3%
Thor Industries, Inc.	83,200	4,494,464
Hotels, Restaurants & Leisure 4.1%
Shuffle Master, Inc.*	248,500	6,754,230
The Cheesecake Factory, Inc.*	204,000	7,378,680
		14,132,910
Household Durables 1.7%
Furniture Brands International, Inc.*	245,900	5,926,190
Media 1.1%
Harris Interactive, Inc.*	457,300	3,219,392
Journal Communications, Inc. "A"*	35,400	585,870
		3,805,262
Specialty Retail 1.6%
Jo-Ann Stores, Inc. "A"*	124,500	3,473,550
Tractor Supply Co.*	59,400	1,948,914
		5,422,464
Textiles, Apparel & Luxury Goods 1.4%
Gildan Activewear, Inc.*	163,200	4,589,184
Consumer Staples 4.3%
Food & Drug Retailing
Performance Food Group Co.*	146,100	5,947,731
United Natural Foods, Inc.*	264,600	8,782,074
		14,729,805
Energy 4.1%
Energy Equipment & Services 2.1%
FMC Technologies, Inc.*	330,400	7,077,168
Oil & Gas 2.0%
Ultra Petroleum Corp.*	241,900	3,374,505
Western Gas Resources, Inc.	95,700	3,636,600
		7,011,105
Financials 12.6%
Banks 1.0%
First Niagara Financial Group	239,200	3,611,920
Diversified Financials 6.5%
Affiliated Managers Group, Inc.*	113,100	7,102,680
Investment Technology Group, Inc.*	363,800	6,977,684
Labranche & Co., Inc.	342,600	5,001,960
National Financial Partners Corp.*	122,700	3,312,900
		22,395,224
Insurance 3.6%
Direct General Corp.*	136,600	3,424,562
Platinum Underwriters Holdings Ltd.	218,700	6,145,470
Scottish Re Group Ltd.	107,700	2,600,955
		12,170,987
Real Estate 1.5%
LNR Property Corp. (REIT)	122,300	5,008,185
Health Care 13.7%
Biotechnology 5.0%
IDEXX Laboratories, Inc.*	129,900	5,519,451
Martek Biosciences Corp.*	101,900	5,367,073
Neurocrine Biosciences, Inc.*	130,300	6,452,456
		17,338,980
Health Care Equipment & Supplies 6.5%
Cooper Companies, Inc.	198,300	8,080,725
Edwards Lifesciences Corp.*	241,700	6,545,236
Integra LifeSciences Holdings Corp.*	269,400	7,621,326
		22,247,287
Pharmaceuticals 2.2%
NPS Pharmaceuticals, Inc.*	265,900	7,405,315
Industrials 17.3%
Aerospace & Defense 1.1%
EDO Corp.	189,300	3,833,325
Airlines 2.5%
Frontier Airlines, Inc.*	216,800	3,568,528
SkyWest, Inc.	284,500	4,927,540
		8,496,068
Commercial Services & Supplies 4.1%
ABM Industries, Inc.	240,700	3,405,905
ITT Educational Services, Inc.*	224,100	10,738,872
		14,144,777
Construction & Engineering 2.0%
Insituform Technologies, Inc.*	191,900	3,408,144
Quanta Services, Inc.*	425,100	3,515,577
		6,923,721
Machinery 1.4%
Joy Global, Inc.*	311,300	4,887,410
Road & Rail 6.2%
Heartland Express, Inc.*	252,721	6,070,358
Swift Transportation Co., Inc.*	350,100	7,943,769
USF Corp.	228,900	7,203,483
		21,217,610
Information Technology 25.0%
Communications Equipment 4.2%
Avocent Corp.*	228,600	6,924,294
Enterasys Networks, Inc.*	1,862,400	7,449,600
		14,373,894
Computers & Peripherals 1.7%
Applied Films Corp.*	196,900	5,853,837
IT Consulting & Services 2.5%
CACI International, Inc. "A"*	198,900	8,522,865
Semiconductor Equipment & Products 10.7%
AMIS Holdings, Inc.*	18,100	334,126
DSP Group, Inc.*	415,600	10,352,596
Fairchild Semiconductor Corp.*	672,600	11,151,708
Sigmatel, Inc.*	10,100	208,161
Skyworks Solutions, Inc.*	669,800	6,095,180
Zoran Corp.*	451,150	8,797,425
		36,939,196
Software 5.9%
Borland Software Corp.*	589,200	5,426,532
Documentum, Inc.*	554,400	11,814,264
THQ, Inc.*	182,000	2,988,440
		20,229,236
Materials 4.9%
Containers & Packaging 2.3%
Packaging Corp. of America *	397,700	7,723,334
Metals & Mining 2.6%
Peabody Energy Corp.	189,100	5,932,067
Steel Dynamics, Inc.*	201,600	3,052,224
		8,984,291
Utilities 0.9%
Water Utilities
Philadelphia Suburban Corp.	127,875	3,079,230
Total Common Stocks (Cost $291,098,066)		322,575,244
Cash Equivalents 7.7%
Cash Management Fund Institutional, 0.88% (b) (Cost $26,534,901)	26,534,901	26,534,901

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $317,632,967) (a)	101.7	349,110,145
Other Assets and Liabilities, Net	(1.7)	(5,699,671)
Net Assets	100.0	343,410,474

* Non-income producing security.
(a) The cost for federal income tax purposes was $318,213,519. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $30,896,626. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,266,577 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,369,951.
(b) Cash Management Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Small Cap Fund

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments: Investments in securities, at value (cost $291,098,066)	$ 322,575,244
Investment in Cash Management Fund Institutional (cost $26,534,901)	26,534,901
Total Investments in securities, at value (cost $317,632,967)	349,110,145
Receivable for investments sold	3,114,191
Dividends receivable	31,839
Interest receivable	9,066
Receivable for Fund shares sold	3,208,109
Other assets	16,680
Total assets	355,490,030
Liabilities
Payable for investments purchased	9,055,506
Payable for Fund shares redeemed	2,644,799
Accrued investment advisory fee	153,221
Other accrued expenses and payables	226,030
Total liabilities	12,079,556
Net assets, at value	$ 343,410,474
Net Assets
Net assets consist of: Accumulated net investment loss	(1,483)
Net unrealized appreciation (depreciation) on investments	31,477,178
Accumulated net realized gain (loss)	(29,192,954)
Paid-in capital	341,127,733
Net assets, at value	$ 343,410,474

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Fund

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($25,481,953 / 1,290,837 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 19.74
Maximum offering price per share (100 / 94.25 of $19.74)	$ 20.94
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,287,203 / 116,927 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 19.56
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($2,411,464 / 123,276 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 19.56
Maximum offering price per share (100 / 99.00 of $19.56)	$ 19.76
Investment Class Net Asset Value, offering and redemption price per share ($313,229,854 / 15,870,787 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 19.74

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Fund

Statement of Operations for the year ended September 30, 2003
Investment Income
Income: Dividends	$ 708,464
Interest - Cash Management Fund Institutional	192,661
Total Income	901,125
Expenses: Investment advisory fee	1,629,489
Administrator service fee	1,621,183
Distribution and shareholder servicing fees	53,665
Auditing	40,830
Legal	43,676
Trustees' fees and expenses	9,562
Reports to shareholders	20,172
Registration fees	60,971
Other	16,130
Total expenses, before expense reductions	3,495,678
Expense reductions	(290,635)
Total expenses, after expense reductions	3,205,043
Net investment income (loss)	(2,303,918)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(14,930,010)
Net unrealized appreciation (depreciation) during the period on investments	66,694,997
Net gain (loss) on investment transactions	51,764,987
Net increase (decrease) in net assets resulting from operations	$ 49,461,069

The accompanying notes are an integral part of the financial statements.

Scudder Small Cap Fund

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002(a)
Operations: Net investment income (loss)	$ (2,303,918)	$ (1,694,071)
Net realized gain (loss) on investment transactions	(14,930,010)	(10,281,057)
Net unrealized appreciation (depreciation) on investment transactions during the period	66,694,997	(29,062,702)
Net increase (decrease) in net assets resulting from operations	49,461,069	(41,037,830)
Fund share transactions: Proceeds from shares sold	183,028,197	127,606,069
In-kind subscription	52,899,162	-
Cost of shares redeemed	(146,431,067)	(123,423,158)
Net increase (decrease) in net assets from Fund share transactions	89,496,292	4,182,911
Increase (decrease) in net assets	138,957,361	(36,854,919)
Net assets at beginning of period	204,453,113	241,308,032
Net assets at end of period (including accumulated net investment loss of $1,483 at September 30, 2003)	$ 343,410,474	$ 204,453,113

a On March 28, 2002, the Small Cap Portfolio closed. The Statement of Changes in Net Assets includes the Fund's information as a stand-alone and feeder fund for the respective period.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Small Cap Fund

Class A
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.58	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.16)	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.32	(4.08)
Total from investment operations	3.16	(4.11)
Net asset value, end of period	$ 19.74	$ 16.58
Total Return (%)[c]	19.06	(19.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	25.6
Ratio of expenses before expense reductions (%)	1.37	1.37*
Ratio of expenses after expense reductions (%)	1.25	1.25*
Ratio of net investment income (loss) (%)	(.90)	(.75)*
Portfolio turnover rate (%)	74	87[d]
[a] For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Fund

Class B
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.31	(4.08)
Total from investment operations	3.01	(4.14)
Net asset value, end of period	$ 19.56	$ 16.55
Total Return (%)[c]	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.3
Ratio of expenses before expense reductions (%)	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.65)	(1.50)*
Portfolio turnover rate (%)	74	87[d]
[a] For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Fund

Class C
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 16.55	$ 20.69
Income (loss) from investment operations: Net investment income (loss)[b]	(.30)	(.06)
Net realized and unrealized gain (loss) on investment transactions	3.31	(4.08)
Total from investment operations	3.01	(4.14)
Net asset value, end of period	$ 19.56	$ 16.55
Total Return (%)[c]	18.19	(20.01)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.1
Ratio of expenses before expense reductions (%)	2.12	2.12*
Ratio of expenses after expense reductions (%)	2.00	2.00*
Ratio of net investment income (loss) (%)	(1.65)	(1.50)*
Portfolio turnover rate (%)	74	87[d]
[a] For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.
* Annualized
** Not annualized

Scudder Small Cap Fund

Investment Class
Years Ended September 30,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 16.57	$ 19.73	$ 26.95	$ 21.89	$ 14.96
Income (loss) from investment operations:
Net investment income (loss)	(.16)[a]	(.13)[a]	(.12)	(.15)	(.15)
Net realized and unrealized gain (loss) on investment transactions	3.33	(3.03)	(5.53)	8.53	7.13
Total from investment operations	3.17	(3.16)	(5.65)	8.38	6.98
Less distributions from: Net realized gains on investment transactions	-	-	(1.57)	(3.32)	(.05)
Net asset value, end of period	$ 19.74	$ 16.57	$ 19.73	$ 26.95	$ 21.89
Total Return (%)[b]	19.13	(16.02)	(21.77)	41.59	46.52
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	313	204	241	292	216
Ratio of expenses before expense reductions (%)	1.37	1.40[c]	1.46[c]	1.44[c]	1.46[c]
Ratio of expenses after expense reductions (%)	1.25	1.25[c]	1.25[c]	1.25[c]	1.25[c]
Ratio of net investment income (loss) (%)	(.90)	(.63)	(.53)	(.60)	(.74)
Portfolio turnover rate (%)	74	87[d]	109	136	159
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The expense ratio of the Small Cap Portfolio is included in this ratio.
[d] On March 28, 2002, the Small Cap Portfolio was closed. This ratio includes the purchase and sale of portfolio securities of the Small Cap Fund as a stand-alone fund in addition to the Small Cap Portfolio.

Notes to Financial Statements

Scudder Small Cap Fund

A. Significant Accounting Policies

Small Cap Fund ("Scudder Small Cap Fund" or the "Fund") is a diversified series of Scudder Advisor Funds, formerly BT Investment Funds, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company organized as a Massachusetts business trust.

On March 8, 2001, the Board of Trustees approved dissolving the Small Cap master-feeder structure, and converting Small Cap to a stand-alone fund. On March 28, 2002, the Small Cap Fund received assets with a value of $288,943,058 which included unrealized appreciation of $33,181,553 from the Small Cap Portfolio of the BT Investment Portfolios in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the statement of operations.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees, administrator fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $17,532,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($232,000), September 30, 2009 ($66,000), September 30, 2010 ($4,518,000) and September 30, 2011 ($12,716,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $11,080,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (17,532,000)
Net unrealized appreciation (depreciation) on investments	$ 30,896,626

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $248,171,143 and $178,607,321, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor. Investment Company Capital Corporation ("ICCC" or the "Administrator"), also an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 0.65% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Fund did not impose a portion of its advisory fees equivalent to the advisory fees charged on assets invested in the affiliated money market fund, Cash Management Fund Institutional.

For the year ended September 30, 2003, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.25%
Class B	2.00%
Class C	2.00%
Investment Class	1.25%

Accordingly, for the year ended September 30, 2003, the Advisor waived a portion of its advisory fee pursuant to the Expense Limitation Agreement aggregating $290,635 and the amount imposed aggregated $1,338,854 which was equivalent to an annual effective rate of 0.52% of the Fund's average daily net assets.

Administrator. For its services as Administrator, ICCC receives a fee (the "Administrator Service Fee") of 0.65% of the average daily net assets for the Investment Class and 0.40% of average daily net assets for Class A, B and C shares for the Fund, computed and accrued daily and payable monthly. For the year ended September 30, 2003, the Administrator Service Fee for the Fund was as follows:

Administrator Service Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 50,345	$ 8,673
Class B	4,855	753
Class C	4,025	763
Investment Class	1,561,958	174,610
	$ 1,621,183	$ 184,799

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 31,465	$ 10,521
Class B	9,104	1,418
Class C	7,546	1,437
	$ 48,115	$ 13,376

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B and C shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class B	$ 3,035	$ 891.25%
Class C	2,515	888.25%
	$ 5,550	$ 1,779

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2003 aggregated $7,697 and $3, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for the Fund's Class B and C shares was $764 and $226, respectively.

Other. The Fund may invest in Cash Management Fund Institutional, an open-end management investment company managed by DeAM, Inc.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

Prior to April 11, 2003, the Fund and several other affiliated funds (the "Participants") shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Fund and several other affiliated funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,752,188	$ 31,091,653	38,793	$ 678,078
Class B	122,357	2,190,104	26,331	472,503
Class C	124,742	2,254,363	3,974	71,873
Investment Class	7,905,657	147,492,077	6,018,756	126,383,615
		$ 183,028,197		$ 127,606,069
In-kind subscription
Investment Class	3,329,085	$ 52,899,162	-	-
		$ 52,899,162		-
Shares redeemed
Class A	(496,536)	$ (9,283,647)	(3,608)	$ (61,727)
Class B	(21,791)	(392,644)	(9,970)	(169,972)
Class C	(5,440)	(100,282)	-	-
Investment Class	(7,646,213)	(136,654,494)	(5,964,113)	(123,191,459)
		$ (146,431,067)		$ (123,423,158)
Net increase (decrease)
Class A	1,255,652	$ 21,808,006	35,185	$ 616,351
Class B	100,566	1,797,460	16,361	302,531
Class C	119,302	2,154,081	3,974	71,873
Investment Class	3,588,529	63,736,745	54,643	3,192,156
		$ 89,496,292		$ 4,182,911

* For Class A, B and C shares for the period June 28, 2002 (commencement of sales) to September 30, 2002.

F. In-Kind Subscription

As part of Deutsche Bank's effort to consolidate various legacy retirement plans, Deutsche Bank implemented a program to transfer various plan assets as a means to streamline the number of investment options offered to employee plan participants. As part of the consolidation program, on March 28, 2003 the Scudder Small Cap Fund accepted securities and cash in payment for fund shares (received an in-kind subscription) from the BT Partnershare retirement plan in accordance with the Fund's purchase in-kind procedures. The transaction represented a percentage of the Fund's net assets at March 31, 2003 as follows:

	Purchase Amount	% of Net Assets
Small Cap Fund	$ 52,899,162	25

G. Other Information

Effective June 13, 2003, State Street Bank and Trust Company ("State Street") is the Fund's custodian. Prior to June 13, 2003, Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), an affiliate of the Fund's Advisor and Administrator, served as custodian for the Fund.

Report of Independent Auditors

To the Trustees of Scudder Advisor Funds (formerly BT Investment Funds) and Shareholders of Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Fund (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts November 24, 2003	PricewaterhouseCoopers LLP

Performance Summary September 30, 2003

Scudder Micro Cap Fund

Average Annual Total Returns* (Unadjusted for Sales Charge)

Scudder Micro Cap Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	32.84%	-5.41%	18.08%	13.23%
Class B(a)	31.91%	-6.11%	17.20%	12.38%
Class C(a)	31.84%	-6.11%	17.20%	12.38%
Institutional Class+	33.12%	-5.20%	18.36%	13.52%
Russell 2000 Index++	36.50%	-.82%	7.46%	5.87%

Scudder Micro Cap Fund	1-Year	3-Year	5-Year	Life of Class***
Investment Class+	32.79%	-5.41%	18.10%	11.27%
Russell 2000 Index++	36.50%	-.82%	7.46%	3.68%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

+ Institutional Class and Investment Class shares are not subject to sales charges.
Net Asset Value
	Class A	Class B	Class C	Investment Class	Institutional Class
Net Asset Value: 9/30/03	$ 18.69	$ 18.52	$ 18.51	$ 18.67	$ 18.93
9/30/02	$ 14.07	$ 14.04	$ 14.04	$ 14.06	$ 14.22

Institutional Class Lipper Rankings* - Small-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	221	of	465	48
3-Year	67	of	361	19
5-Year	19	of	250	8

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Scudder Micro Cap Fund

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Micro Cap Fund - Class A(c) [] Russell 2000 Index++

Yearly periods ended September 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$12,522	$7,975	$21,635	$21,905
	Average annual total return	25.22%	-7.26%	16.69%	12.25%
Class B(c)	Growth of $10,000	$12,884	$8,124	$22,015	$22,085
	Average annual total return	28.84%	-6.69%	17.10%	12.38%
Class C(c)	Growth of $10,000	$13,061	$8,193	$21,894	$21,864
	Average annual total return	30.61%	-6.43%	16.97%	12.22%
Russell 2000 Index++	Growth of $10,000	$13,650	$9,755	$14,332	$14,694
	Average annual total return	36.50%	-.82%	7.46%	5.87%

The growth of $10,000 is cumulative.

Scudder Micro Cap Fund

Growth of an Assumed $250,000 Investment
[] Scudder Micro Cap Fund - Institutional Class [] Russell 2000 Index++

Yearly periods ended September 30

Comparative Results*
Scudder Micro Cap Fund		1-Year	3-Year	5-Year	Life of Class**
Institutional Class	Growth of $250,000	$332,800	$212,975	$580,650	$590,600
	Average annual total return	33.12%	-5.20%	18.36%	13.52%
Russell 2000 Index++	Growth of $250,000	$341,250	$243,875	$358,300	$367,350
	Average annual total return	36.50%	-.82%	7.46%	5.87%
		1-Year	3-Year	5-Year	Life of Class***
Investment Class	Growth of $10,000	$13,279	$8,463	$22,977	$19,195
	Average annual total return	32.79%	-5.41%	18.10%	11.27%
Russell 2000 Index++	Growth of $10,000	$13,650	$9,755	$14,332	$12,456
	Average annual total return	36.50%	-.82%	7.46%	3.68%

The growth of $10,000/$250,000 is cumulative.

The minimum investment for Institutional Class shares is $250,000.

Notes to Performance Summary

* Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on December 18, 1996. Index returns begin December 31, 1996.
*** Investment Class commenced operations on August 21, 1997. Index returns begin August 31, 1997.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002, are derived from the historical performance of Institutional Class shares of the Scudder Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 28, 2002, are derived from the historical performance of Institutional Class shares of the Scudder Micro Cap Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. Any difference in expenses will affect performance.
++ Russell 2000 Index is an unmanaged index that tracks the common stock price movement of the 2,000 smallest companies of the Russell 3000 Index, which measures the performance of the 3,000 largest US companies based on total market capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Portfolio Summary September 30, 2003

Scudder Micro Cap Fund

Asset Allocation	9/30/03	9/30/02

Common Stocks	96%	88%
Cash Equivalents, net	4%	12%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	9/30/03	9/30/02

Information Technology	38%	20%
Health Care	18%	17%
Consumer Discretionary	15%	23%
Industrials	10%	8%
Financials	10%	17%
Energy	3%	11%
Consumer Staples	3%	1%
Utilities	3%	3%
	100%	100%

Ten Largest Equity Holdings at September 30, 2003 (30.8% of Portfolio)
1. ANSYS, Inc. Developer of software solutions for design analysis	4.0%
2. Connetics Corp. Producer of pharmaceuticals	3.5%
3. Applied Films Corp. Manufacturer of film coatings for media presentations	3.3%
4. Harris Interactive, Inc. Provider of consulting services	3.2%
5. ChipPAC, Inc. Provider of semiconductor packaging and test services	3.0%
6. ManTech International Corp. Provider of information technology and technical services to the federal government	2.9%
7. Wabash National Corp. Manufacturer and marketer of truck trailers	2.8%
8. United Natural Foods, Inc. Distributor of natural foods and related products	2.8%
9. Valueclick, Inc. Provider of Internet advertising solutions for publisher of web sites and online advertisers	2.7%
10. Southwestern Energy Co. Distributors of natural gas and oil	2.6%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 71. A quarterly Fact Sheet and Portfolio Holdings are available upon request.

Investment Portfolio as of September 30, 2003

Scudder Micro Cap Fund	Shares	Value ($)

Common Stocks 95.7%
Consumer Discretionary 13.9%
Auto Components 2.2%
Keystone Automotive Industries, Inc.*	118,200	2,564,940
Hotels, Restaurants & Leisure 4.3%
Red Robin Gourmet Burgers*	78,100	1,988,426
Shuffle Master, Inc.*	109,300	2,970,774
		4,959,200
Media 3.2%
Harris Interactive, Inc.*	533,200	3,753,728
Specialty Retail 3.3%
Hancock Fabrics, Inc.	130,500	2,059,290
Jos. A. Bank Clothiers, Inc.*	39,700	1,745,609
		3,804,899
Textiles, Apparel & Luxury Goods 0.9%
Quaker Fabric Corp.	155,400	1,053,612
Consumer Staples 2.8%
Food & Drug Retailing
United Natural Foods, Inc.*	96,300	3,196,197
Energy 2.9%
Energy Equipment & Services 0.9%
Dril-Quip, Inc.*	59,400	1,003,860
Oil & Gas 2.0%
Quicksilver Resources, Inc.*	48,200	1,177,526
Ultra Petroleum Corp.*	86,100	1,201,095
		2,378,621
Financials 9.2%
Banks 7.0%
BankUnited Financial Corp. "A"*	43,000	906,440
Dime Community Bancshares	64,600	1,485,800
Fidelity Bancshares, Inc.	79,400	2,085,044
Mercantile Bank Corp.	37,200	1,235,040
Wintrust Financial Corp.	63,400	2,388,278
		8,100,602
Diversified Financials 0.9%
Encore Capital Group Inc.*	90,100	1,054,170
Insurance 0.2%
Direct General Corp.*	7,100	177,997
Real Estate 1.1%
Newcastle Investment Corp. (REIT)	56,900	1,308,131
Health Care 17.5%
Biotechnology 2.4%
United Therapeutics Corp.*	121,100	2,735,649
Health Care Equipment & Supplies 5.6%
Advanced Neuromodulation Systems, Inc.*	64,500	2,573,550
Kensey Nash Corp.*	92,600	2,174,248
Zoll Medical Corp.*	54,900	1,759,545
		6,507,343
Health Care Providers & Services 3.9%
Centene Corp.*	82,100	2,495,019
Sierra Health Services, Inc.*	99,800	2,050,890
		4,545,909
Pharmaceuticals 5.6%
Adolor Corp.*	132,500	2,431,375
Connetics Corp.*	223,300	4,032,798
		6,464,173
Industrials 10.0%
Aerospace & Defense 0.6%
EDO Corp.	31,800	643,950
Air Freight & Logistics 0.0%
Dynamex, Inc.*	103	928
Commercial Services & Supplies 3.6%
Bright Horizons Family Solutions, Inc.*	29,500	1,178,525
CoStar Group, Inc.*	76,700	1,994,200
Marten Transport Ltd.*	38,000	991,800
		4,164,525
Machinery 4.5%
Lindsay Manufacturing Co.	101,500	2,040,150
Wabash National Corp.*	201,300	3,210,735
		5,250,885
Road & Rail 1.3%
Celadon Group, Inc.*	115,300	1,481,605
Information Technology 36.7%
Communications Equipment 2.6%
F5 Networks, Inc.*	156,300	3,007,212
Computers & Peripherals 3.3%
Applied Films Corp.*	130,300	3,873,819
Electronic Equipment & Instruments 4.5%
Craftmade International, Inc.	119,400	2,807,094
Identix, Inc.*	197,345	1,032,115
OSI Systems, Inc.*	78,700	1,361,510
		5,200,719
Internet Software & Services 6.9%
Digitas, Inc.*	387,100	2,810,346
Valueclick, Inc.*	371,800	3,126,838
WebMethods, Inc.*	260,100	2,075,598
		8,012,782
IT Consulting & Services 2.9%
ManTech International Corp. "A"*	135,000	3,358,800
Semiconductor Equipment & Products 4.0%
ChipPAC, Inc.*	586,500	3,454,485
Power Integrations, Inc.*	33,300	1,106,892
Sigmatel, Inc.*	3,800	78,318
		4,639,695
Software 12.5%
Agile Software Corp.*	261,300	2,487,576
ANSYS, Inc.*	129,400	4,598,876
Group 1 Software, Inc.*	149,300	2,682,921
Intervideo, Inc.*	87,900	1,885,455
RSA Security, Inc.*	128,000	1,827,840
Tradestation Group, Inc.*	123,100	919,803
		14,402,471
Utilities 2.7%
Gas Utilities
Southwestern Energy Co.*	169,100	3,060,710
Total Common Stocks (Cost $85,372,981)		110,707,132

	Principal Amount ($)	Value ($)

Certificate of Deposit 4.7%
State Street Bank, 0.5%, 10/1/2003 (Cost $5,417,000)	5,417,000	5,417,000

Scudder Micro Cap Fund	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $90,789,981) (a)	100.4	116,124,132
Other Assets and Liabilities, Net	(0.4)	(407,535)
Net Assets	100.0	115,716,597

* Non-income producing security.
(a) The cost for federal income tax purposes was $91,019,471. At September 30, 2003, net unrealized appreciation for all securities based on tax cost was $25,104,661. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $26,028,448 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $923,787.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Scudder Micro Cap Fund

Statement of Assets and Liabilities as of September 30, 2003
Assets
Investments in securities, at value (cost $90,789,981)	$ 116,124,132
Cash	532
Receivable for investments sold	2,284,249
Dividends receivable	31,330
Interest receivable	75
Receivable for Fund shares sold	382,128
Other assets	36,399
Total assets	118,858,845
Liabilities
Payable for investments purchased	2,846,737
Payable for Fund shares redeemed	137,380
Accrued investment advisory fee	82,516
Other accrued expenses and payables	75,615
Total liabilities	3,142,248
Net assets, at value	$ 115,716,597
Net Assets
Net assets consist of: Accumulated net investment loss	(1,374)
Net unrealized appreciation (depreciation) on investments	25,334,151
Accumulated net realized gain (loss)	(14,810,291)
Paid-in capital	105,194,111
Net assets, at value	$ 115,716,597

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statement of Assets and Liabilities as of September 30, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($10,913,274 / 584,019 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 18.69
Maximum offering price per share (100 / 94.25 of $18.69)	$ 19.83
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,249,551 / 175,498 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 18.52
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($4,829,878 / 260,868 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 18.51
Maximum offering price per share (100 / 99.00 of $18.51)	$ 18.70
Investment Class Net Asset Value, offering and redemption price per share ($17,900,207 / 958,622 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 18.67
Institutional Class Net Asset Value, offering and redemption price per share ($78,823,687 / 4,163,470 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 18.93

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statement of Operations for the year ended September 30, 2003
Investment Income
Dividends	$ 512,410
Interest	77,252
Total Income	589,662
Expenses: Investment advisory fee	1,365,253
Administrator service fee	200,237
Distribution and shareholder servicing fees	86,082
Custody fees	26,404
Auditing	21,236
Legal	18,865
Reports to shareholders	18,829
Trustees' fees and expenses	2,210
Registration fees	72,323
Other	7,327
Total expenses, before expense reductions	1,818,766
Expense reductions	(376,573)
Total expenses, after expense reductions	1,442,193
Net investment income (loss)	(852,531)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(10,409,423)
Net unrealized appreciation (depreciation) during the period on investments	39,153,860
Net gain (loss) on investment transactions	28,744,437
Net increase (decrease) in net assets resulting from operations	$ 27,891,906

The accompanying notes are an integral part of the financial statements.

Scudder Micro Cap Fund

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2003	2002
Operations: Net investment income (loss)	$ (852,531)	(531,729)
Net realized gain (loss) on investment transactions	(10,409,423)	(3,304,242)
Net unrealized appreciation (depreciation) on investment transactions during the period	39,153,860	(14,343,769)
Net increase (decrease) in net assets resulting from operations	27,891,906	(18,179,740)
Fund share transactions: Proceeds from shares sold	62,524,070	68,206,169
Cost of shares redeemed	(40,548,787)	(24,000,880)
Net increase (decrease) in net assets from Fund share transactions	21,975,283	44,205,289
Increase (decrease) in net assets	49,867,189	26,025,549
Net assets at beginning of period	65,849,408	39,823,859
Net assets at end of period (including accumulated net investment loss of $1,374 and $547, respectively)	$ 115,716,597	65,849,408

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Scudder Micro Cap Fund

Class A
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.07	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[b]	(.18)	.03
Net realized and unrealized gain (loss) on investment transactions	4.80	(4.20)
Total from investment operations	4.62	(4.17)
Net asset value, end of period	$ 18.69	$ 14.07
Total Return (%)[c]	32.84	(22.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11.6
Ratio of expenses before expense reductions (%)	2.16	2.22*
Ratio of expenses after expense reductions (%)	1.74	1.74*
Ratio of net investment income (loss) (%)	(1.09)	.70*
Portfolio turnover rate (%)	74	66
[a] For the period June 28, 2002 (commencement of sales of Class A shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Class B
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.04	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[b]	(.30)	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	4.78	(4.20)
Total from investment operations	4.48	(4.20)
Net asset value, end of period	$ 18.52	$ 14.04
Total Return (%)[d]	31.91	(23.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.3
Ratio of expenses before expense reductions (%)	2.91	2.97*
Ratio of expenses after expense reductions (%)	2.49	2.49*
Ratio of net investment income (loss) (%)	(1.84)	(.05)*
Portfolio turnover rate (%)	74	66
[a] For the period June 28, 2002 (commencement of sales of Class B shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $0.005.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Class C
Years Ended September 30,	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 14.04	$ 18.24
Income (loss) from investment operations: Net investment income (loss)[b]	(.31)	(.00)[c]
Net realized and unrealized gain (loss) on investment transactions	4.78	(4.20)
Total from investment operations	4.47	(4.20)
Net asset value, end of period	$ 18.51	$ 14.04
Total Return (%)[d]	31.84	(23.03)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5.3
Ratio of expenses before expense reductions (%)	2.91	2.97*
Ratio of expenses after expense reductions (%)	2.49	2.49*
Ratio of net investment income (loss) (%)	(1.84)	(.05)*
Portfolio turnover rate (%)	74	66
[a] For the period June 28, 2002 (commencement of sales of Class C shares) to September 30, 2002.
[b] Based on average shares outstanding during the period.
[c] Amount is less than $0.005.
[d] Total return would have been lower had certain expenses not been reduced. Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Investment Class
Years Ended September 30,	2003	2002	2001	2000	1999[a]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.06	$ 17.05	$ 24.36	$ 16.12	$ 9.88	$ 12.62
Income (loss) from investment operations:
Net investment income (loss)	(.17)[c]	(.18)[c]	(.15)	(.14)	(.14)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.78	(2.81)	(5.33)	9.79	6.38	(2.19)
Total from investment operations	4.61	(2.99)	(5.48)	9.65	6.24	(2.25)
Less distributions from: Net realized gains on investment transactions	-	-	(1.83)	(1.41)	-	(.49)
Net asset value, end of period	$ 18.67	$ 14.06	$ 17.05	$ 24.36	$ 16.12	$ 9.88
Total Return (%)[d]	32.79	(17.54)	(22.71)	63.87	63.16**	(18.33)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	12	7	5	1	1
Ratio of expenses before expense reductions (%)	2.16	2.21	2.23	2.55	3.25*	2.68
Ratio of expenses after expense reductions (%)	1.74	1.74	1.74	1.74	1.74*	1.74
Ratio of net investment income (loss) (%)	(1.09)	(1.02)	(1.03)	(1.05)	(1.29)*	(.98)
Portfolio turnover rate (%)	74	66	79	137	115	85
[a] For the eleven months ended September 30, 1999.
[b] For the year ended October 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Scudder Micro Cap Fund

Institutional Class
Years Ended September 30,	2003	2002	2001	2000	1999[a]	1998[b]
Selected Per Share Data
Net asset value, beginning of period	$ 14.22	$ 17.21	$ 24.52	$ 16.16	$ 9.90	$ 12.62
Income (loss) from investment operations:
Net investment income (loss)	(.14)[c]	(.14)[c]	(.13)	(.14)	(.14)	(.05)
Net realized and unrealized gain (loss) on investment transactions	4.85	(2.85)	(5.35)	9.91	6.40	(2.18)
Total from investment operations	4.71	(2.99)	(5.48)	9.77	6.26	(2.23)
Less distributions from: Net realized gains on investment transactions	-	-	(1.83)	(1.41)	-	(.49)
Net asset value, end of period	$ 18.93	$ 14.22	$ 17.21	$ 24.52	$ 16.16	$ 9.90
Total Return (%)[d]	33.12	(17.37)	(22.55)	64.49	63.23**	(18.16)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	52	33	37	17	14
Ratio of expenses before expense reductions (%)	1.91	1.96	1.98	2.30	3.00*	2.59
Ratio of expenses after expense reductions (%)	1.49	1.49	1.49	1.49	1.49*	1.49
Ratio of net investment income (loss) (%)	(.84)	(.77)	(.78)	(.78)	(1.07)*	(.75)
Portfolio turnover rate (%)	74	66	79	137	115	85
[a] For the eleven months ended September 30, 1999.
[b] For the year ended October 31, 1998.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

Scudder Micro Cap Fund

A. Significant Accounting Policies

Micro Cap Fund ("Scudder Micro Cap Fund" or the "Fund") is a diversified series of Scudder MG Investments Trust (the "Trust"), formerly Morgan Grenfell Investment Trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Delaware business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Investment Class shares are not subject to initial or contingent deferred sales charges. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2003 the Fund had a net tax basis capital loss carryforward of approximately $6,650,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($1,687,000) and September 30, 2011 ($4,963,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2002 through September 30, 2003, the Fund incurred approximately $7,931,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (6,650,000)
Net unrealized appreciation (depreciation) on investments	$ 25,104,661

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $84,659,941 and $60,965,632, respectively.

C. Related Parties

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DeAM, Inc." or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Fund's Advisor and is also the Fund's Administrator.

Investment Advisory Agreement. Under the Investment Advisory Agreement the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The investment advisory fee payable under the Investment Advisory Agreement is equal to an annual rate of 1.50% for the Fund, computed and accrued daily and payable monthly.

For the year ended September 30, 2003, the Advisor and Administrator have contractually agreed to waive their fees or reimburse expenses to the extent necessary to maintain the annualized expenses of the classes of the Fund as follows:

Class A	1.74%
Class B	2.49%
Class C	2.49%
Investment Class	1.74%
Institutional Class	1.49%

Accordingly, for the year ended September 30, 2003, the Advisor waived a portion of its fee pursuant to an Expense Limitation Agreement aggregating $376,573 and the amount imposed aggregated $988,680 which was equivalent to an annual effective rate of 1.09% of the Fund's average daily net assets.

Administrator. For its services as Administrator, DeAM, Inc. receives a fee (the "Administrator Service Fee") of 0.22% of the average daily net assets of the Fund, computed and accrued daily and payable monthly. For the year ended September 30, 2003, the Administrator Service Fee was $200,237 of which $22,134 is unpaid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.25% of the average daily net assets of the Class A shares and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2003
Class A	$ 13,595	$ 4,133
Class B	12,290	1,937
Class C	15,770	2,998
	$ 41,655	$ 9,068

In addition, SDI provides information and administrative services ("Shareholder Servicing Fee") to Class B, C and Investment Class shareholders at an annual rate of 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2003, the Shareholder Servicing Fee was as follows:

Shareholder Servicing Fee	Total Aggregated	Unpaid at September 30, 2003	Effective Rate
Class B	$ 4,096	$ 1,214.25%
Class C	5,257	1,829.25%
Investment Class	35,074	11,184.25%
	$ 44,427	$ 14,227

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2003 aggregated $11,765. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended September 30, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2003, the CDSC for the Fund's Class B and Class C shares was $3,200 and $531, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

D. Line of Credit

Prior to April 11, 2003, the Fund and several other affiliated funds (the "Participants") shared in a $200 million revolving credit facility administered by a syndicate of banks for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants were charged an annual commitment fee which was allocated, pro rata based upon net assets, among each of the Participants. Interest was calculated at the Federal Funds Rate plus 0.625 percent.

Effective April 11, 2003, the Fund and several other affiliated funds (the "Participants") entered into a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2003		Year Ended September 30, 2002*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	580,974	$ 9,280,233	81,108	$ 1,208,109
Class B	176,480	2,818,390	18,588	278,040
Class C	269,304	4,320,522	17,886	270,877
Investment Class	678,872	11,349,080	977,800	18,792,257
Institutional Class	2,203,386	34,755,845	2,558,588	47,656,886
		$ 62,524,070		$ 68,206,169
Shares redeemed
Class A	(74,483)	$ (1,221,233)	(3,580)	$ (51,589)
Class B	(19,570)	(309,042)	-	-
Class C	(26,322)	(416,546)	-	-
Investment Class	(561,094)	(9,441,743)	(524,990)	(9,299,332)
Institutional Class	(1,726,837)	(29,160,223)	(801,665)	(14,649,959)
		$ (40,548,787)		$ (24,000,880)
Net increase (decrease)
Class A	506,491	$ 8,059,000	77,528	$ 1,156,520
Class B	156,910	2,509,348	18,588	278,040
Class C	242,982	3,903,976	17,886	270,877
Investment Class	117,778	1,907,337	452,810	9,492,925
Institutional Class	476,549	5,595,622	1,756,923	33,006,927
		$ 21,975,283		$ 44,205,289

* For Class A, B and C shares for the period June 28, 2002 (commencement of sales ) to September 30, 2002.

F. Other Information

Effective April 7, 2003, State Street Bank and Trust Company ("State Street") is the Fund's custodian. Prior to April 7, 2003, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02110, served as custodian for the Fund.

Report of Independent Auditors

To the Trustees of Scudder MG Investments Trust (formerly Morgan Grenfell Investment Trust) and Shareholders of Micro Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Micro Cap Fund (the "Fund") at September 30, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston Massachusetts November 24, 2003	PricewaterhouseCoopers LLP

Trustees and Officers

Independent Trustees
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard R. Burt 2/3/47 Trustee since 2002	Chairman, Diligence LLC (international information-collection and risk-management firm) (September 2000 to present); Chairman, IEP Advisors, Inc. (July 1998 to present); Chairman of the Board, Weirton Steel Corporation[3] (April 1996 to present); Member of the Board, Hollinger International, Inc.[3] (publishing) (1995 to present), HCL Technologies Limited (information technology) (April 1999 to present), UBS Mutual Funds (formerly known as Brinson and Mitchell Hutchins families of funds) (registered investment companies) (September 1995 to present); and Member, Textron Inc.[3] International Advisory Council (July 1996 to present). Formerly, Partner, McKinsey & Company (consulting) (1991-1994) and US Chief Negotiator in Strategic Arms Reduction Talks (START) with former Soviet Union and US Ambassador to the Federal Republic of Germany (1985-1991); Member of the Board, Homestake Mining[3] (mining and exploration) (1998-February 2001), Archer Daniels Midland Company[3] (agribusiness operations) (October 1996-June 2001) and Anchor Gaming (gaming software and equipment) (March 1999-December 2001).
		68
S. Leland Dill 3/28/30 Trustee since 1986 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Trustee, Phoenix Zweig Series Trust (since September 1989), Phoenix Euclid Market Neutral Funds (since May 1998) (registered investment companies); Retired (since 1986). Formerly, Partner, KPMG Peat Marwick (June 1956-June 1986); Director, Vintners International Company Inc. (wine vintner) (June 1989-May 1992), Coutts (USA) International (January 1992-March 2000), Coutts Trust Holdings Ltd., Coutts Group (private bank) (March 1991-March 1999); General Partner, Pemco (investment company) (June 1979-June 1986).	66
Martin J. Gruber 7/15/37 Trustee since 1999 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1964); Trustee, CREF (pension fund) (since January 2000); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000) and Singapore Fund, Inc. (since January 2000) (registered investment companies). Formerly, Trustee, TIAA (pension fund) (January 1996-January 2000); Director, S.G. Cowen Mutual Funds (January 1985-January 2001).	66
Joseph R. Hardiman 5/27/37 Trustee since 2002	Private Equity Investor (January 1997 to present); Director, Soundview Technology Group Inc. (investment banking) (July 1998 to present), Corvis Corporation[3] (optical networking equipment) (July 2000 to present), Brown Investment Advisory & Trust Company (investment advisor) (February 2001 to present), The Nevis Fund (registered investment company) (July 1999 to present), and ISI Family of Funds (registered investment companies) (March 1998 to present). Formerly, Director, Circon Corp.[3] (medical instruments) (November 1998-January 1999); President and Chief Executive Officer, The National Association of Securities Dealers, Inc. and The NASDAQ Stock Market, Inc. (1987-1997); Chief Operating Officer of Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1985-1987); General Partner, Alex. Brown & Sons Incorporated (now Deutsche Bank Securities Inc.) (1976-1985).
		66
Richard J. Herring 2/18/46 Trustee since 1999 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000).	66
Graham E. Jones 1/31/33 Trustee since 2002 for the Scudder Advisor Funds Trustee since 1993 for the Scudder MG Investments Trust	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Trustee, 8 open-end mutual funds managed by Weiss, Peck & Greer (since 1985) and Trustee of 18 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 1998).	66
Rebecca W. Rimel 4/10/51 Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to present). Formerly, Executive Director, The Pew Charitable Trusts (1988-1994); Director, ISI Family of Funds (registered investment companies) (1997-1999) and Director, The Glenmede Trust Company (investment trust and wealth management) (1994-2002).	66
Philip Saunders, Jr. 10/11/35 Trustee since 1986 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986).	66
William N. Searcy 9/03/46 Trustee since 2002 for the Scudder Advisor Funds Trustee since 1993 for the Scudder MG Investments Trust	Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (since November 1989); Trustee of 22 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998).	66
Robert H. Wadsworth 1/29/40 Trustee since 2002	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1982 to present). Formerly, President and Trustee, Trust for Investment Managers (registered investment company) (April 1999-June 2002); President, Investment Company Administration, L.L.C. (January 1992*-July 2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies); President, Guinness Flight Investment Funds, Inc. (registered investment company) (June 1994-November1998).
* Inception date of the corporation which was the predecessor to the L.L.C.
		69

Interested Trustee
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years	Number of Funds in the Fund Complex Overseen
Richard T. Hale[4] 7/17/45 Chairman since 2002 and Trustee since 1999 for the Scudder Advisor Funds Trustee since 2002 for the Scudder MG Investments Trust	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present). Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).
201

Officers
Name, Date of Birth, Position with the Funds and Length of Time Served[1,2]	Business Experience and Directorships During the Past 5 Years
Richard T. Hale[4] 7/17/45 President since 2003	See information presented under Interested Director.
Kenneth Murphy[5] 10/13/63 Vice President and Anti-Money Laundering Compliance Officer since 2002	Vice President, Deutsche Asset Management (September 2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present). Formerly, Director, John Hancock Signature Services (1992-2000).
Daniel O. Hirsch 3/27/54 Vice President since 2000 and Secretary since 1999 for the Scudder Advisor Funds Vice President since 2001 and Secretary since 1999 for the Scudder MG Investments Trust	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present). Formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998).

Charles A. Rizzo[5] 8/5/57 Treasurer since 2002	Director, Deutsche Asset Management (April 2000 to present); Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998).

Salvatore Schiavone[5] 11/03/65 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Lucinda H. Stebbins[5] 11/19/45 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
Kathleen Sullivan D'Eramo[5] 1/25/57 Assistant Treasurer since 2003	Director, Deutsche Asset Management.
John Millette[5] 8/23/62 Assistant Secretary since 2003	Director, Deutsche Asset Management.
Caroline Pearson[5] 4/01/62 Assistant Secretary since 2002	Managing Director, Deutsche Asset Management.
Bruce A. Rosenblum 9/14/60 Assistant Secretary since 2002	Director, Deutsche Asset Management.

1 Unless otherwise indicated, the mailing address of each Trustee and Officer with respect to fund operations is One South Street, Baltimore, MD 21202.
2 Length of time served represents the date that each Trustee or Officer first began serving in that position with Scudder Advisor Funds of which Scudder Small and Mid Cap Funds are a series, and Scudder MG Investments Trust of which Scudder Micro Cap Fund is a series.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 Mr. Hale is a Trustee who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Hale is Vice President of Deutsche Asset Management, Inc. and a Managing Director of Deutsche Asset Management, the US asset management unit of Deutsche Bank AG and its affiliates.
5 Address: Two International Place, Boston, Massachusetts.

The fund's Statement of Additional Information includes additional information about the fund's directors. To receive your free copy of the Statement of Additional Information, call toll-free: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C, Investment and Institutional Classes

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

For shareholders of Class R

Automated Information Lines	Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a Scudder service representative.
Written Correspondence	Scudder Retirement Services 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 543-5776.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

		Scudder Mid Cap Fund	Scudder Small Cap Fund	Scudder Micro Cap Fund
Class A	Nasdaq Symbol	SMCAX	SSDAX	SMFAX
	CUSIP Number	81111R 882	81111R 791	81116P 634
Class B	Nasdaq Symbol	SMCBX	SSDBX	SMFBX
	CUSIP Number	81111R 874	81111R 783	81116P 626
Class C	Nasdaq Symbol	SMCCX	SSDCX	SMFCX
	CUSIP Number	81111R 866	81111R 775	81116P 618
Class R*	Nasdaq Symbol	SMCRX	SSDRX	N/A
	CUSIP Number	81111R726	81111R718	N/A
Investment Class	Nasdaq Symbol	BTCAX	BTSCX	MMFSX
	CUSIP Number	81111R 841	81111R 767	81116P 584
Institutional Class	Nasdaq Symbol	BTEAX	N/A	MGMCX
	CUSIP Number	81111R 858	N/A	81116P 592

* Scudder Mid Cap Fund Class R shares commenced operations on July 1, 2003. Scudder Small Cap Fund Class R shares commenced operations on October 1, 2003.

ITEM 2.         CODE OF ETHICS.

As of the end of the period, September 30, 2003, the Scudder Mid Cap Fund and
Scudder Small Cap Fund have adopted a code of ethics, as defined in Item 2 of
Form N-CSR, that applies to its President and Treasurer and its Chief Financial
Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. S.
Leland Dill. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Mid Cap Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Mid Cap Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               November 24, 2003
                                    ---------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Small Cap Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Small Cap Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               November 24, 2003
                                    ---------------------------